[NUVEEN INVESTMENTS LOGO]


FOR IMMEDIATE RELEASE                                       CONTACT: CHRIS ALLEN
ATTN:  BUSINESS/FINANCIAL EDITORS                                 (312) 917-8331
                                                    CHRISTOPHER.ALLEN@NUVEEN.COM

                                                                KATHLEEN CARDOZA
                                                                  (312) 917-7813
                                                     KATHLEEN.CARDOZA@NUVEEN.COM


            NUVEEN INVESTMENTS REPORTS RECORD THIRD QUARTER EARNINGS
                   AND 20% INCREASE IN ASSETS UNDER MANAGEMENT


CHICAGO, IL, OCTOBER 19, 2005 - Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services, today reported record earnings for the third quarter of the year. Net income of $43.5 million increased 11% over the third quarter of 2004. Earnings per share (diluted) were $0.54, an increase of 32% from the same period last year reflecting earnings growth and a $600 million share repurchase in April 2005. Earnings before interest and taxes, which excludes for comparative purposes the effects of new borrowings incurred to repurchase the shares, were $77.0 million, up 17% from the prior year. Third quarter operating revenues were $158 million, an increase of 20% over 2004.

Third quarter gross sales were $5.9 billion, with positive net flows of $2.0 billion. Gross sales of high-net-worth managed accounts and institutional separate accounts were $5.0 billion and mutual fund gross sales were $0.9 billion.

Year-to-date net income was up 13% over the prior year and earnings per share (diluted) increased 24%. Gross sales for the first nine months of the year were $20.0 billion with positive net flows of $9.8 billion.

Total assets under management increased to $128 billion at September 30, 2005, from $107 billion a year ago and $115 billion at December 31, 2004. The 20% increase in assets under management from a year ago was driven by $15 billion of positive net flows and $6 billion of market appreciation. Strong asset growth resulted in advisory fee revenue increasing 17% in the third quarter as well as 17% for the first nine months of the year. At the end of the quarter, assets under management included 47% in municipal portfolios, 41% in equity-based portfolios and 12% in taxable income-oriented portfolios.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report another quarter of high-quality, consistent growth. The consistency of our results reflects the quality and stability of a diversified asset base built on high-quality investment products and investment results, as well as our strong reputation for service and dependability.

                                     -more-

NUVEEN INVESTMENTS REPORTS RECORD THIRD QUARTER EARNINGS - PAGE 2


"During the quarter, two-thirds of our sales were in equity products reflecting the strength in the stock markets and continued momentum in our NWQ value funds and portfolios. Retail managed account sales were $4.0 billion, up 11% from the prior year and 18% versus the prior quarter. Retail managed account flows of $1.7 billion were up 8% year over year and 39% versus the previous quarter, driven by NWQ value portfolios and Nuveen municipal accounts. We also started to see meaningful flows into our Symphony small-cap core portfolios in the third quarter, while Rittenhouse had net outflows. Additionally mutual fund flows are showing signs of growth with strong inflows of $590 million for the quarter - more than four times the flows in the third quarter last year.

"Nuveen Investments remains well-positioned for the future," added Schwertfeger. "Our specialized investment teams are generating strong performance across a growing array of asset classes. We continue to expand our investment capabilities through both acquisitions and organic growth. As the fourth quarter began we completed our acquisition of Santa Barbara Asset Management and its high-caliber and highly respected growth team. The addition of Santa Barbara coupled with our on-going innovation in new asset classes will help strengthen and grow our relationships with high-net-worth investors and institutions and the advisors who serve them - which in turn should allow us to continue to grow our business in a high-quality manner."

Nuveen Investments, Inc. will host a conference call to discuss its third quarter results today, October 19th, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net-worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand-name and area of expertise: NWQ, specializing in value-style equities; Nuveen, focused on fixed-income investments; Santa Barbara, committed to growth equities; Rittenhouse, dedicated to "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios. With the addition of Santa Barbara in early October, the Company manages approximately $131 billion in assets. Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME (1)
For the Year Ended December 31, 2004
and the Quarter Ended September 30, 2005
In thousands, except share data



                                                        2004
                                 1ST QTR     2ND QTR    3RD QTR    4TH QTR     TOTAL
                                 --------    -------    -------    -------    -------
REVENUES:

Investment advisory fees
from assets under
management (2)                   $112,355    115,345    120,989    127,125    475,814
Product distribution                2,427      1,833      2,290      2,409      8,959
Performance fees/other revenue      4,912      3,235      8,338      4,379     20,864
Total operating revenues          119,694    120,413    131,617    133,913    505,637

EXPENSES:

Compensation and benefits          36,651     39,233     45,380     44,057    165,321
Advertising and promotional
costs                               3,019      3,121      3,460      2,557     12,158
Occupancy and equipment
costs                               4,813      4,776      5,018      5,133     19,740
Amortization of intangible
assets                              1,299      1,273      1,273      1,273      5,118
Travel and entertainment            1,863      2,089      1,730      2,299      7,981
Outside and professional
services                            5,446      5,800      5,507      5,464     22,216
Minority interest expense             469        468        470        469      1,876
Other operating expenses            4,404      4,950      4,323      4,675     18,353
Total operating expenses           57,965     61,709     67,161     65,927    252,762

OTHER INCOME/(EXPENSE)              2,845      2,380      1,454        869      7,547

INCOME BEFORE NET INTEREST
AND TAXES                          64,574     61,084     65,910     68,854    260,422

NET INTEREST EXPENSE               (2,646)    (2,338)    (2,079)      (853)    (7,916)

INCOME BEFORE TAXES                61,928     58,746     63,831     68,001    252,506

INCOME TAXES:

Federal                            20,183     19,197     20,835     22,781     82,996
State                               3,868      3,571      3,935      1,730     13,103
Total income taxes                 24,051     22,767     24,769     24,511     96,099

NET INCOME                       $ 37,877     35,979     39,062     43,490    156,408
AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

Basic                              92,867     92,609     92,435     92,776     92,671
Diluted                            96,305     95,494     95,415     97,269     96,121

EARNINGS PER SHARE:

Basic                            $   0.41       0.39       0.42       0.47       1.69
Diluted                          $   0.39       0.38       0.41       0.45       1.63




GROSS SALES (in millions):

Mutual funds                     $    391        282        407        545      1,625
Managed accounts - retail           3,716      3,466      3,576      4,740     15,497
Managed accounts
-institutional                        963      1,728      1,128      2,120      5,939
Exchange-traded funds               1,023        512        640        713      2,888
Total funds and accounts         $  6,092      5,988      5,751      8,118     25,949

NET FLOWS (in millions):

Mutual funds                     $     45       (207)        142        308        288
Managed accounts-retail             2,212      1,749       1,603      2,803      8,367
Managed accounts
-institutional                        506      1,048         504      1,398      3,455
Exchange-traded funds               1,034        518         643        717      2,911
Total funds and accounts         $  3,797      3,108       2,891      5,226     15,022


MANAGED FUNDS AND ACCOUNTS
  (in millions):

Beginning of period             $  95,356    100,923     101,857     106,891    95,356
Sales - funds and accounts          6,092      5,988       5,751       8,118    25,949
Dividend reinvestments                 72         82          87         148       389
Redemptions and
withdrawals                        (2,367)    (2,962)     (2,947)     (3,041)  (11,316)
Total net flows into
funds and accounts                  3,797      3,108       2,891       5,226    15,022
Appreciation/
(depreciation)of
managed assets                      1,771     (2,175)      2,144       3,336     5,076
End of period                   $ 100,923    101,857     106,891     115,453   115,453

RECAP BY PRODUCT TYPE:
Mutual funds                    $  12,438     11,873      12,293      12,680
Exchange-traded funds              48,620     47,262      49,226      50,216
Managed accounts-retail            28,587     30,302      32,265      36,975
Managed accounts
- institutional                    11,278     12,419      13,107      15,581
Total assets
under management                $ 100,923    101,857     106,891     115,453


RECAP BY STYLE:
Equity-based                    $  30,535     33,320      35,094      42,345
Municipals                         56,478     54,737      56,960      57,909
Taxable income-oriented            13,911     13,800      14,838      15,199
Total assets
under management                $ 100,923    101,857     106,891     115,453





                                                          2005

                                 1ST QTR     2ND QTR    3RD QTR    4TH QTR     TOTAL
                                 --------    -------    -------    -------    -------


REVENUES:

Investment advisory fees
from assets under
management (2)                   $131,209    135,363    141,136         --    407,708
Product distribution                2,803      2,440      1,233         --      6,477
Performance fees/other revenue        856      1,088     15,882         --     17,826


Total operating revenues          134,868    138,890    158,252         --    432,011

EXPENSES:

Compensation and benefits          43,038     44,034     55,881         --    142,952
Advertising and promotional
costs                               2,669      3,070      3,596         --      9,334
Occupancy and equipment
costs                               5,400      5,181      5,539         --     16,120
Amortization of intangible
assets                              1,273      1,273      1,273         --      3,819
Travel and entertainment            1,686      2,095      1,871         --      5,651
Outside and professional
services                            5,829      6,477      6,302         --     18,608
Minority interest expense           1,406      1,406      1,406         --      4,219
Other operating expenses            4,544      7,490      6,119         --     18,153
Total operating expenses           65,845     71,025     81,987         --    218,857

OTHER INCOME/(EXPENSE)              1,858      2,826        688         --      5,373

INCOME BEFORE NET INTEREST
AND TAXES                          70,881     70,692     76,953         --    218,526

NET INTEREST EXPENSE                 (989)    (4,418)    (5,583)        --    (10,990)

INCOME BEFORE TAXES                69,892     66,274     71,371         --    207,537

INCOME TAXES:

Federal                            22,941     21,753     23,214         --     67,909
State                               3,758      3,563      4,672         --     11,993
Total income taxes                 26,699     25,317     27,886         --     79,902

NET INCOME                       $ 43,193     40,957     43,484         --    127,635

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

Basic                              93,757      78,238      76,294       --     82,699
Diluted                            98,913      82,580      81,190       --     87,497

EARNINGS PER SHARE:

Basic                            $   0.46        0.52        0.57       --       1.54
Diluted                          $   0.44        0.50        0.54       --       1.46

GROSS SALES (in millions):

Mutual funds                     $    702         697         923       --      2,323
Managed accounts - retail           3,684       3,376       3,981       --     11,041
Managed accounts
-institutional                      1,882       1,823         957       --      4,662
Exchange-traded funds               1,414         560          13       --      1,987
Total funds and accounts         $  7,682       6,456       5,875       --     20,013

NET FLOWS (in millions):

Mutual funds                     $    350         352         594       --      1,296
Managed accounts-retail             1,195       1,248       1,739       --      4,182
Managed accounts
-institutional                      1,328       1,270        (329)      --      2,269
Exchange-traded funds               1,424         576          32       --      2,032
Total funds and accounts         $  4,297       3,447       2,035       --      9,779


MANAGED FUNDS AND ACCOUNTS
(in millions):

ASSETS UNDER MANAGEMENT:
Beginning of period              $115,453     118,505     124,018       --    115,453
Sales - funds and accounts          7,682       6,456       5,875       --     20,013
Dividend reinvestment                  61          92         105       --        258
Redemptions and
withdrawals                        (3,447)     (3,101)     (3,944)      --    (10,492)
Total net flows into
funds and accounts                  4,297       3,447       2,035       --      9,779
Appreciation/
(depreciation)of
managed assets                     (1,244)      2,066       2,119       --      2,941
End of period                    $118,505     124,018     128,172       --    128,172

Recap by product type:
Mutual funds                     $ 12,887      13,505      14,050       --
Exchange-traded funds              51,050      52,534      52,094       --
Managed accounts-retail            37,715      39,695      43,222       --
Managed accounts
- institutional                    16,853      18,284      18,807       --
Total assets
under management                 $118,505     124,018     128,172       --

RECAP BY STYLE:
Equity-based                     $ 45,370      48,589      52,998       --
Municipals                         57,894      60,069      60,058       --
Taxable income-oriented            15,242      15,360      15,117       --
Total assets
under management                 $118,505     124,018     128,172       --


(1) The Company began expensing the cost of stock options on April 1, 2004. All historical financial information has been restated.

(2) Advisory fee revenue will fluctuate based on the number of days in the quarter. In 2005, Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.

Note: Income before net interest and taxes (EBIT) is not a Generally Accepted Accounting Principle (GAAP) disclosure and should not be considered in isolation. In addition to net income, EBIT will be reported over the next several quarters to help the reader in assessing the results from business operations relative to prior periods given the increased debt on our balance sheet - and the accompanying higher interest expense - as a result of a $600 million share repurchase in April 2005.